Note 1. Business: Nature of Operations (Policies)	12 Months Ended
Nov. 30, 2018
Policies
Nature of Operations

Nature of Operations

Mascota Resources Corp. (the “Company”) was incorporated in the state of Nevada on November 3, 2011.

On November 20, 2017, the Company acquired all of the outstanding shares of GNP for consideration of 250,000 shares of the Company’s restricted common stock valued at $5,000 ($0.02 per share), as well as promissory notes in the principal amount of $50,000, for total purchase price of $55,000. GNP was incorporated in Alaska on September 22, 2017 and had not engaged in any operations, other than the acquisition from its sole officer and director of a parcel of undeveloped land in Anchorage, Alaska.  The Company’s plans for this property are to build a triplex with three rental units, each of which will be approximately 1,200 sq. ft.  The promissory notes bear interest at 6% per year, are unsecured, and are due and payable on October 31, 2022 or upon the sale of the property in Anchorage, Alaska, whichever is the first to occur.  Prior to the acquisition, there were no significant common shareholdings or affiliations between the MRC, GNP, or either entity’s shareholders.  As a result of the acquisition, MRC’s capital, operations, and management remained intact.  As such, the transaction was accounted for as a business purchase, whereby the Alaska property (GNP’s only balance sheet item) was recorded on the acquisition date at fair market value.

The Company does not have any employees, other than Mark Rodenbeck who serves as the Company's only officer.  Mr. Rodenbeck does not receive any compensation for his services to the Company.